Trade and Other Receivables (Tables)	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Summary of Trade and Other Receivables

Trade and other receivables as of December 31, 2016 and 2017 are as follows:

	(In millions of yen)
	December 31, 2016	December 31, 2017
Trade and other receivables, current	29,108	43,375
Allowance for doubtful accounts, general	(941)	(483)
Trade receivables, non-current(1)	82	14
Allowance for doubtful accounts, specific	(82)	(14)

Total trade and other receivables	28,167	42,892

(1)

The non-current trade receivables were tested for impairment on an individual basis as of the reporting dates based on how long such trade receivables were past due. As a result, allowance for doubtful accounts for the receivables were recorded.